SALUDA GRADE MORTGAGE FUNDING LLC ABS-15G/A

Exhibit 99.1

Setpoint Technologies Inc., the parent of

SingleSource Diligence Solutions Utah LLC

d/b/a Resolute Diligence Solutions

2028 E Ben White Blvd
#240-8946

Austin, TX 78741

Phone: 801.803.9550

Email: legal@setpoint.io

OCTOBER 17, 2025

Executive Summary

Third Party Due Diligence Review

GRADE 2025-RRTL1

Overview and Statement of Independence and Qualifications

Setpoint Technologies Inc., the parent of SingleSource Diligence Solutions Utah LLC d/b/a Resolute Diligence Solutions (“Setpoint”), a third-party due diligence provider, performed the review described below on behalf of its client, Saluda Grade Opportunities Fund LLC (“Client”) in connection with the Saluda Grade Alternative Mortgage Trust 2025-RRTL1 securitization transaction. The review included a total of 256 business purpose, residential mortgage loans, in connection with the securitization identified as GRADE 2025-RRTL1 (the “Securitization”). The review began in December 2023 and concluded in August 2025. Setpoint is independent of the sponsor, originator, issuer, underwriter and servicer of this Securitization. Setpoint’s reviewers are trained and experienced in business-purpose RMBS due diligence and operate under documented procedures and systems appropriate to current regulations and industry practices.

Scope of Review

Setpoint completed Credit Review and Valuation Review of 100% of the loans (256 loans) included in this Securitization.

All loans in the Securitization are non-owner occupied Residential Transition Loans, and accordingly consumer regulatory testing was intentionally considered out of scope.

I.	Credit Review Setpoint performed a “Credit Review” to re-underwrite each loan to assess conformity with Client’s guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

●	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors

●	Non-Owner Occupancy: Confirmation of presence of certificate of business purpose, non-owner occupancy, or similar document

●	Credit Report: Credit report in file for all borrowers and meets guideline seasoning requirements

●	Background Report: Background report in file for all borrowers and meets guidelines for no foreclosures, bankruptcies, felonies, liens or judgements and contains OFAC clearance

●	Track Record: Confirm borrowers previous experience based on guidelines and seasoning

●	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves

●	Insurance Certification: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required

●	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value, which must have a variance of less than 10% of the original valuation product.

●	Commercial Borrower Organizing Documentation: For any commercial borrower entity, confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation

●	Articles of Incorporation/Certificate of Formation: For any commercial borrower entity, confirm that each loan file contains a copy of the Articles of Incorporation established registration within the state of operation

●	Certificate of Good Standing: For any commercial borrower entity, confirm that such borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state in the file. OFAC search of the entity is also reviewed

●	Borrower Authority / Consent of Members: For any commercial borrower entity, confirm that the loan file contains evidence that the individual executing the loan agreements has signing authority on behalf of the borrowing entity

II.	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

●	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instruments as applicable and that the agreement is property executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties

●	Lien Position: Verify the lien position of the lender.

●	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that is contains all applicable riders including an assignment of rents

●	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements inclusion those for timing, form, authority and execution

●	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan

●	Affidavit of Commercial Purpose/Non-Owner Occupancy Certificate: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied

●	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that would affect lien position

●	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property

●	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale

●	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file

●	Rehabilitation Budget: As applicable based on loan type, confirm the presence of a rehabilitation budget in the mortgage loan file

III.	Data Integrity Review

During the scope of review, Setpoint cross-validated all fields from the loan tapes against Client-provided source documents.

IV.	Guidelines: The underwriting guidelines are specified by Client served as the criteria under which each loan qualification review took place. Qualifications criteria includes:

●	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines

●	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards based on guideline eligibility requirements

●	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements

●	Credit scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines

●	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows the subject property might be a primary residence.

●	Loan-to-Value Ratio: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification based on the calculation methods set forth in underwriting guidelines

●	Loan-to-Cost Ratios: Recalculate the Loan-to-Cost utilizing the Purchase Contract and Settlement Statement to determine whether LTC meets loan qualification based on the calculation methods set forth in underwriting guidelines

●	Insurance: Confirm the adequacy of hazard insurance coverage and, if required based on flood zone, confirm the presence and adequacy of flood insurance coverage and premiums

●	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions

●	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question

●	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported

●	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed

V.	Valuation Review: Setpoint performed a “Valuation Review” which included the following:

a.	Review the original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements. Reviews confirm that the appraiser is licensed and has signed the appraisal. Appraisals may not be older than the requirements set forth in the originator/aggregator guidelines.

b.	Confirm that the property type is an eligible property type per program standards and underwriting guidelines

c.	Confirm as applicable that an independent supplemental third-party valuation was received and is within allowable tolerance of the original qualifying value

d.	Assess rental income schedules

e.	Confirm that property standards conform to underwriting guidelines requirements

f.	Determine whether the property is adequately constructed and the appraisal is on an “as is basis” or consistent with the scope of rehabilitation

g.	Review and determine whether the appraisal was performed on appropriate form that meets program and guideline eligibility requirements

h.	Review property for functional obsolescence

i.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed

Setpoint applied the DBRS cascade methodology to determine if the original appraised value total was reasonably supported when compared to an independent third-party valuation product. Specifically, an AVM is ordered on each loan and compared to the original valuation to confirm that the values are not below a 10% threshold. If they do not meet this standard, then a BPO is ordered. If the BPO value is also not within the 10% then a Hybrid Appraisal is ordered. For loans reviewed in a post-close valuation review (256 loans), the origination value was based the following products:

Of the 256 Loans, 105 had 1004 appraisals, 20 had 1025 appraisals, 5 had 1073 appraisals, 1 had 2055 appraisals, 104 had BPOs, 5 had a commercial, 1 had a desktop appraisal, 1 had a hybrid appraisal, 14 had other.

Valuation
Valuation Type	Count	% Count
1004	105	41.02%
1025	20	7.81%
1073	5	1.95%
2055	1	0.39%
BPO	104	40.63%
Commercial	5	1.95%
Desktop Appraisal	1	0.39%
Hybrid Appraisal	1	0.39%
Other	14	5.47%

Total	256	100.00%

Loan Grading: Each loan reviewed by Setpoint is given a score and then grade based on document/guideline reviews, and valuation review.

Grade Description	Score	Document/Credit	Guidelines	Valuation	Overall
No Exceptions	1	A	A	A	A
1 Exception	2	B	B	B	B
2-3 Exceptions	3	C	C	C	C
3+ Exceptions	4	D	D	D	D

Final Credit Grade
Grade	Count	% Count	Loan Amt	Loan Amt %
A	228	89%	143,081,543.86	88.62%
B	28	11%	18,380,644.37	11.38%
C	—	0%	—	0.00%
D	—	0%	—	0.00%

Total	256	100%	161,462,188.23	100.00%

Final Valuation Grade
Grade	Count	% Count	Loan Amt	Loan Amt %
A	106	41.41%	80,527,799.37	49.87%
B	150	58.59%	80,934,388.86	50.13%
C	—	0.00%	—	0.00%
D	—	0.00%	—	0.00%

Total	256	100.00%	161,462,188.23	100.00%

Final Overall Grade
Grade	Count	% Count	Loan Amt	Loan Amt %
A	91	35.55%	69,575,220.00	43.09%
B	165	64.45%	91,886,968.23	56.91%
C	—	0.00%	—	0.00%
D	—	0.00%	—	0.00%

Total	256	100.00%	161,462,188.23	100.00%

Reporting

Setpoint has delivered to DBRS a comprehensive loan-level analysis that covers, to the extent applicable, regulatory compliance, credit review, data integrity, and property valuation. Such report includes the scope of the due diligence, the criteria used for selecting the sample (if statistical sampling methods are used), and a description of the loan-level scoring system we employ as well as a summary of the analysis.

Attestation

Setpoint attests that (i) the review was conducted without influence from transaction parties; (ii) the review was completed per DBRS criteria and any exceptions are identified; (iii) sufficient time was provided for such review; and (iv) Setpoint reviewers have appropriate experience. Setpoint maintains a robust quality control process, including multiple levels of review, to ensure the accuracy and reliability of the data and work product delivered.